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                                                                    EXHIBIT 23.3

                           CONSENT OF PATENT COUNSEL

     The undersigned hereby consents to the reference to him under the heading "Experts" in the Prospectus contained in the Registration Statement on Form S-3 of Theragenics Corporation to which this exhibit is appended. The undersigned is an employee of Theragenics Corporation.

                                          T. Tydings Robin, Jr.
                                          Patent Attorney

February 5, 1997